EXHIBIT 99.1

[COMPANY LOGO]  [UBS INVESTMENT BANK]

MARM05-3 Group 1
================================================================================

--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Total Balance: $74,990,497.97
Avg Loan Balance: $319,108.50
WA Gross Rate: 5.770%
WA Net Rate: 5.395%
WA FICO: 692
WA LTV: 76
WA Rem Term: 358
WA Months to Reset: 10
As of Date: 2005-03-01
WA Gross Margin: 3.533%
WA First Periodic Cap: 4.6%
WA Max Rate: 13.83%
IO%: 69%
Cal %: 45%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Principal Balance           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                21    1,797,747       2.40     6.531       6.156       701     78.59     90.21     23.97
$100,000.01 - $150,000.00               44    5,558,763       7.41     5.986       5.611       695     79.60     93.04     26.63
$150,000.01 - $200,000.00               28    4,900,308       6.53     5.612       5.237       700     77.63     87.83     22.42
$200,000.01 - $250,000.00               26    5,795,943       7.73     5.446       5.071       690     77.96     85.04      8.33
$250,000.01 - $300,000.00               23    6,257,077       8.34     5.625       5.250       684     76.66     87.48     12.75
$300,000.01 - $359,699.00               26    8,563,632      11.42     5.541       5.166       692     74.25     86.59      7.99
$359,699.01 - $600,000.00               43   19,517,505      26.03     5.859       5.484       683     78.20     85.86      4.14
$600,000.01 - $800,000.00               10    6,805,168       9.07     5.874       5.499       679     76.25     82.96     10.58
$800,000.01 - $1,000,000.00              8    7,309,262       9.75     5.926       5.551       693     73.57     79.54     12.53
$1,000,000.01 - $1,250,000.00            1    1,221,896       1.63     5.625       5.250       669     75.00     75.00      0.00
$1,250,000.01 - $1,500,000.00            4    5,613,198       7.49     5.508       5.133       732     69.77     70.91      0.00
$1,500,000.01 - $1,750,000.00            1    1,650,000       2.20     6.375       6.000       704     75.00     84.09      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: $56,656.85
Maximum: $1,650,000.00
Average: $319,108.50
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Servicers                      Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
GMAC Mortgage                          235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Originators                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
First Saving                             1      232,000       0.31     5.500       5.125       645     80.00     80.00      0.00
Mortgage Network                         1      275,400       0.37     4.875       4.500       743     94.99     94.99    100.00
Southstar                               82   15,534,620      20.72     6.240       5.865       684     78.97     93.05     20.15
UBS Conduit                            151   58,948,478      78.61     5.651       5.276       694     75.49     82.30      6.81
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Gross Rate                  Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 3.500%                                1      345,000       0.46     3.375       3.000       701     75.00     90.00      0.00
3.501% - 4.000%                          2      389,900       0.52     4.000       3.625       643     72.56     72.56     60.25
4.001% - 4.500%                          4      863,693       1.15     4.322       3.947       725     74.69     79.00     50.17
4.501% - 5.000%                         34   11,264,336      15.02     4.811       4.436       704     74.04     80.96     17.33
5.001% - 5.500%                         53   17,461,795      23.29     5.361       4.986       700     76.31     83.15     10.78
5.501% - 6.000%                         62   20,580,984      27.44     5.812       5.437       679     76.15     85.36      8.31
6.001% - 6.500%                         40   14,873,105      19.83     6.289       5.914       689     76.59     85.29      8.11
6.501% - 7.000%                         24    5,013,973       6.69     6.825       6.450       686     78.20     87.05      0.00
7.001% >=                               15    4,197,711       5.60     7.399       7.024       699     80.51     92.57      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum:                                                                                                                   3.375%
Maximum:                                                                                                                   7.875%
Weighted Average:                                                                                                          5.770%
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Gross Margin                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                                2      579,900       0.77     3.628       3.253       671     81.08     90.00     40.51
2.001% - 2.250%                         16    5,070,009       6.76     6.306       5.931       676     70.97     79.01     18.07
2.251% - 2.500%                         76   14,252,989      19.01     6.230       5.855       686     79.26     92.89     23.55
2.751% - 3.000%                          4      874,400       1.17     5.114       4.739       693     79.89     93.01     28.36
3.001% - 3.250%                         27   10,502,909      14.01     5.533       5.158       699     73.30     80.65      8.49
3.251% - 3.500%                         18    4,687,922       6.25     5.023       4.648       701     77.36     85.77      7.95
3.501% - 3.750%                         13    4,441,552       5.92     5.198       4.823       703     76.17     84.77      2.11
3.751% - 4.000%                         24    9,869,931      13.16     5.444       5.069       696     75.66     80.40      7.05
4.001% - 4.250%                         18    9,072,029      12.10     5.650       5.275       694     73.32     77.02      1.41
4.251% - 4.500%                         17    5,869,475       7.83     5.831       5.456       669     79.97     90.08      6.27
4.501% - 4.750%                         15    7,091,502       9.46     6.260       5.885       702     78.54     85.32      0.00
4.751% - 5.000%                          4    2,415,980       3.22     6.350       5.975       692     76.59     85.21      4.68
5.501% - 5.750%                          1      261,901       0.35     6.250       5.875       658     80.00    100.00      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 5.550%
Weighted Average: 3.533%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Current Net Rate                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 3.500%                                1      345,000       0.46     3.375       3.000       701     75.00     90.00      0.00
3.501% - 4.000%                          5    1,005,593       1.34     4.153       3.778       704     72.55     72.55     41.79
4.001% - 4.500%                         29    9,816,424      13.09     4.770       4.395       704     73.54     79.71     19.28
4.501% - 5.000%                         42   13,068,891      17.43     5.249       4.874       695     76.41     83.82     14.76
5.001% - 5.500%                         62   22,422,685      29.90     5.691       5.316       689     75.80     83.79      6.53
5.501% - 6.000%                         45   16,132,154      21.51     6.174       5.799       692     77.51     86.95      4.09
6.001% - 6.500%                         29    6,617,470       8.82     6.642       6.267       669     76.61     86.58     15.92
6.501% - 7.000%                         15    4,026,455       5.37     7.131       6.756       700     78.30     87.78      0.00
7.001% >=                                7    1,555,824       2.07     7.736       7.361       688     83.51     97.65      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 7.500%
Weighted Average: 5.395%
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Amortization Type                   Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Interest Only                          162   51,560,754      68.76     5.704       5.329       691     77.26     86.85     13.22
Fully Amortizing                        73   23,429,744      31.24     5.914       5.539       692     74.18     79.55      2.57
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Remaining Months to maturity        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
351 - 355                                5    1,002,575       1.34     5.285       4.910       721     85.03     93.63     56.97
356 - 360                              230   73,987,923      98.66     5.776       5.401       691     76.18     84.44      9.25
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum:                               354
Maximum:                               360
Weighted Average:                      358
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Seasoning                           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 6                                   235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Index for loans                     Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR                             235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Months to Roll                      Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
 1                                       3      778,150       1.04     5.132       4.757       736     86.48     94.70     58.88
 2                                       3    1,680,000       2.24     5.369       4.994       669     80.00     81.90     42.86
 3                                      14    5,326,594       7.10     5.304       4.929       690     77.18     85.01      7.89
 4                                      58   24,317,951      32.43     5.523       5.148       701     74.48     80.37      2.82
 5                                      42   15,839,696      21.12     5.559       5.184       693     77.10     85.01      6.55
 6                                       6    2,104,146       2.81     5.123       4.748       695     75.17     78.69      8.17
19                                       1      113,029       0.15     6.000       5.625       625     80.00     80.00    100.00
20                                       2      652,951       0.87     6.349       5.974       672     80.00     88.96      0.00
21                                       2      834,610       1.11     6.775       6.400       713     72.63     72.63      0.00
22                                      13    2,345,461       3.13     5.956       5.581       680     77.35     93.24     20.18
23                                      89   19,711,410      26.29     6.344       5.969       688     77.30     89.98     12.29
24                                       2    1,286,500       1.72     6.824       6.449       597     70.84     70.84     71.20
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-03-01
Minimum: 1
Maximum: 24
Weighted Average: 10


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Lifetime Maximum Rate               Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
10.001% - 10.500%                        1      185,300       0.25     4.250       3.875       762     89.96     89.96    100.00
10.501% - 11.000%                       10    2,022,475       2.70     4.875       4.500       718     75.12     88.86     33.99
11.001% - 11.500%                       19    4,505,662       6.01     5.344       4.969       695     73.98     82.05     24.23
11.501% - 12.000%                       90   29,367,878      39.16     5.531       5.156       692     76.74     83.90      8.61
12.001% or more                        115   38,909,183      51.89     6.053       5.678       689     76.23     85.12      7.52
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.250%
Maximum: 18.375%
Weighted Average: 13.830%





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
First Adjustment Cap                Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
0.000%                                   3      805,396       1.07     5.517       5.142       737     86.27     96.98      0.00
1.000%                                  12    4,855,103       6.47     5.778       5.403       689     75.61     81.97     10.51
3.000%                                 108   24,544,722      32.73     6.347       5.972       683     77.03     88.97     15.99
5.750%                                   1    1,275,000       1.70     6.250       5.875       753     75.00     80.00      0.00
6.000%                                 107   42,025,809      56.04     5.438       5.063       693     75.63     82.02      6.69
6.500%                                   1      878,069       1.17     5.500       5.125       779     80.00     94.80      0.00
6.625%                                   1      180,000       0.24     5.375       5.000       682     87.80     87.80      0.00
6.875%                                   1      254,400       0.34     5.125       4.750       642     80.00     80.00      0.00
7.375%                                   1      172,000       0.23     4.625       4.250       666     80.00     80.00    100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.375%
Weighted Average: 4.690%


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Distribution by IO only terms       Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
  0                                     73   23,429,744      31.24     5.914       5.539       692     74.18     79.55      2.57
  6                                      7    2,038,058       2.72     5.257       4.882       709     79.51     85.20      0.00
 24                                     66   14,067,820      18.76     6.223       5.848       682     77.19     90.99     24.52
120                                     89   35,454,876      47.28     5.524       5.149       694     77.16     85.30      9.49
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Original Prepayment Penalty Term    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
 0                                      94   27,939,033      37.26     5.803       5.428       691     75.58     82.73      9.38
 6                                      18    9,629,498      12.84     5.913       5.538       698     76.64     83.04      7.23
12                                       4    1,128,431       1.50     5.616       5.241       670     75.31     84.58      0.00
24                                      53   19,605,393      26.14     5.738       5.363       687     75.59     85.56      3.33
36                                      53   11,538,825      15.39     5.836       5.461       684     78.80     91.03     17.28
60                                      13    5,149,319       6.87     5.328       4.953       722     76.84     79.13     28.25
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Original LTV                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                6    1,517,565       2.02     5.302       4.927       669     40.55     40.55      0.00
50.01% - 55.00%                          1      155,000       0.21     5.375       5.000       670     52.72     52.72      0.00
55.01% - 60.00%                          2    1,080,000       1.44     4.956       4.581       712     58.03     74.30      0.00
60.01% - 65.00%                          8    5,583,468       7.45     5.502       5.127       680     63.38     64.22     16.41
65.01% - 70.00%                         20    6,843,782       9.13     5.396       5.021       682     69.42     80.00      0.00
70.01% - 75.00%                         15    8,866,905      11.82     5.793       5.418       710     74.59     80.86      1.06
75.01% - 80.00%                        164   46,323,100      61.77     5.900       5.525       689     79.65     89.79     10.38
80.01% - 85.00%                          7    1,978,164       2.64     5.571       5.196       709     84.23     84.23     22.18
85.01% - 90.00%                          7    1,396,516       1.86     5.357       4.982       712     89.71     89.71     47.34
90.01% - 95.00%                          5    1,246,000       1.66     6.104       5.729       736     94.27     94.27     40.25
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00
Maximum: 95.00
Weighted Average: 76.30
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Combined LTV                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                6    1,517,565       2.02     5.302       4.927       669     40.55     40.55      0.00
50.01% - 55.00%                          1      155,000       0.21     5.375       5.000       670     52.72     52.72      0.00
55.01% - 60.00%                          1      260,000       0.35     6.000       5.625       747     56.34     56.34      0.00
60.01% - 65.00%                          7    5,318,738       7.09     5.484       5.109       681     63.39     63.39     17.22
65.01% - 70.00%                          6    3,218,540       4.29     5.485       5.110       662     68.79     68.79      0.00
70.01% - 75.00%                          6    3,962,305       5.28     5.596       5.221       697     74.53     74.53      0.00
75.01% - 80.00%                         51   19,057,039      25.41     5.687       5.312       692     78.28     79.53      5.27
80.01% - 85.00%                         10    4,392,894       5.86     5.883       5.508       708     78.15     84.07      9.99
85.01% - 90.00%                         50   14,492,130      19.33     5.605       5.230       699     77.73     89.85     10.39
90.01% - 95.00%                         28    7,042,417       9.39     6.183       5.808       712     82.18     94.27     15.27
95.01% - 100.00%                        69   15,573,872      20.77     6.053       5.678       680     79.82     99.69     15.91
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00
Maximum: 100.00
Weighted Average: 84.57
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Geographical Distribution (Top 5)   Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
California                              76   33,375,703      44.51     5.714       5.339       693     76.90     85.52      4.92
Florida                                 29    6,112,184       8.15     5.779       5.404       700     76.77     83.49      7.09
New York                                 9    5,149,534       6.87     5.170       4.795       669     65.23     65.23     17.79
Arizona                                 21    4,626,144       6.17     5.335       4.960       705     75.59     85.03     12.61
Georgia                                 18    4,379,442       5.84     6.125       5.750       690     78.34     88.34     28.45
Other                                   82   21,347,491      28.47     6.020       5.645       690     77.62     87.18     12.17
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
California loan breakdown           Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
North CA                                12    6,193,246       8.26     5.780       5.405       704     74.75     83.17      0.00
South CA                                64   27,182,456      36.25     5.699       5.324       690     77.39     86.06      6.04
States Not CA                          159   41,614,795      55.49     5.814       5.439       691     75.81     83.80     13.88
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Top 10 Zip Codes                    Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
94010                                    1    1,650,000       2.20     6.375       6.000       704     75.00     84.09      0.00
06824                                    2    1,577,799       2.10     5.917       5.542       669     66.78     66.78      0.00
93921                                    1    1,500,000       2.00     5.750       5.375       736     75.00     75.00      0.00
11791                                    1    1,491,231       1.99     4.750       4.375       736     65.00     65.00      0.00
33140                                    1    1,346,968       1.80     5.375       5.000       702     64.29     64.29      0.00
30022                                    1    1,275,000       1.70     6.250       5.875       753     75.00     80.00      0.00
92887                                    1    1,221,896       1.63     5.625       5.250       669     75.00     75.00      0.00
97229                                    2    1,003,150       1.34     5.375       5.000       680     78.99     78.99      0.00
93013                                    1      999,200       1.33     7.125       6.750       692     76.92     90.00      0.00
91914                                    1      960,000       1.28     6.250       5.875       671     80.00     80.00      0.00
Other                                  223   61,965,254      82.63     5.754       5.379       689     77.08     86.53     11.97
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
FICO Scores                         Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Not Available or lt 600                  1      916,000       1.22     6.500       6.125       555     61.07     61.07    100.00
621 - 640                               17    4,498,867       6.00     5.883       5.508       632     78.29     85.24     12.53
641 - 660                               51   13,857,089      18.48     5.733       5.358       650     74.22     83.17     16.69
661 - 680                               39   14,562,767      19.42     5.679       5.304       672     77.41     85.33      7.94
681 - 700                               45   13,116,209      17.49     6.134       5.759       690     77.40     87.55      7.81
701 - 720                               20    8,787,793      11.72     5.651       5.276       708     73.95     82.84      3.03
721 - 740                               21    7,884,675      10.51     5.528       5.153       732     74.75     83.33      3.83
741 - 760                               18    5,100,795       6.80     5.693       5.318       751     77.42     82.76      5.40
761 >=                                  23    6,266,303       8.36     5.648       5.273       774     81.09     88.05      9.57
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400):           555
Maximum:                               803
Weighted Average:                      692
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Mortgage Properties                 Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Coop                                     1      359,228       0.48     5.625       5.250       658     12.00     12.00      0.00
Condominium                             15    4,458,920       5.95     5.870       5.495       676     76.91     83.57     28.78
PUD                                     25    4,760,866       6.35     6.092       5.717       687     78.84     94.05     18.05
Single Family                          175   59,080,165      78.78     5.727       5.352       693     76.19     83.85      8.64
Two- to Four Family                     19    6,331,318       8.44     5.864       5.489       697     78.56     88.94      2.72
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Occupancy types                     Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Investor                                61   17,368,296      23.16     5.542       5.167       710     76.45     81.90      4.74
Primary                                167   55,451,270      73.94     5.828       5.453       688     76.53     85.82     10.24
Secondary                                7    2,170,932       2.89     6.118       5.743       636     69.25     74.00     42.19
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

MARM05-3 Group 1

--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Loan Purpose                        Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Purchase                               149   43,087,500      57.46     5.853       5.478       699     77.93     88.90      8.64
Cash Out Refinance                      65   25,347,842      33.80     5.699       5.324       683     73.33     77.91     10.40
Rate/Term Refinance                     21    6,555,155       8.74     5.498       5.123       677     77.05     81.87     16.20
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                           Pool     Weighted                        Weighted  Weighted
                                    Number                  By      Average    Weighted   Weighted  Average   Average
                                      of     Principal   Principal   Gross     Average    Average   Original  Combined   % Full
Document Type                       Loans     Balance     Balance    Coupon   Net Coupon    FICO      LTV       LTV     Alt Doc
--------------------------------------------------------------------------------------------------------------------------------
Full                                    34    7,418,050       9.89     5.416       5.041       664     79.50     88.41    100.00
No Doc                                  28    8,717,227      11.62     5.750       5.375       689     69.59     71.32      0.00
No Ratio                                27   12,790,274      17.06     5.824       5.449       703     74.68     81.34      0.00
Reduced                                116   37,529,660      50.05     5.698       5.323       692     77.19     87.21      0.00
Stated Doc                              30    8,535,287      11.38     6.331       5.956       699     78.87     87.98      0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 235   74,990,498     100.00     5.770       5.395       692     76.30     84.57      9.89
--------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.